2012 Third Quarter Results October 23, 2012 Exhibit 99.2 © 2012 Total System Services, Inc.® All rights reserved worldwide.

Forward-Looking Statements
This presentation and comments made by management contain
forward-looking statements including, among others, statements regarding the expected future operating results of TSYS.  These statements are based on management’s current expectations and assumptions and are subject to risks, uncertainties and changes in circumstances.  Forward-looking statements include all statements that are not historical facts and can be identified by the use of forward-
looking terminology such as the words “believe,” “expect,” “anticipate,”
“intend,” “plan,” “estimate” or similar expressions.  Actual results may differ materially from those set forth in the forward-looking statements due to a variety of factors.  More information about these risks, uncertainties and factors may be found in TSYS’ 2011 Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports
on Form 8-K.  TSYS does not assume any obligation to update any forward-looking statements as a result of new information, future developments or otherwise.

©2012 Total System Services, Inc.® Proprietary. All rights reserved worldwide.

©2012 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
Use of Non-GAAP Financial Measures
This slide presentation contains certain non-GAAP financial measures determined by methods other than in accordance with generally accepted accounting principles. Such non-GAAP financial measures include the following: revenues before reimbursable items; operating margin excluding reimbursable items; revenues measured on a
constant currency basis; free cash flow; and EBITDA. The most comparable GAAP measures to these measures are revenues;
operating margin; revenues; cash flows from operating activities; and
net income, respectively. Management uses these non-GAAP financial measures to assess the performance of TSYS’ core business. TSYS believes that these non-GAAP financial measures provide meaningful additional information about TSYS to assist investors in evaluating
TSYS’ operating results. These non-GAAP financial measures should not be considered as a substitute for operating results determined in accordance with GAAP and may not be comparable to other similarly titled measures of other companies. The computations of the non-
GAAP financial measures used in this slide presentation are set forth in the Appendix to this slide presentation.

Phil Tomlinson Chairman and Chief Executive Officer

Jim Lipham Chief Financial Officer

©2012 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
Consolidated Selected Financial Highlights

$ 468,059 $ 459,747 1.8%
Total Revenues
$ 1,391,872 $ 1,336,732 4.1%
406,052 390,162 4.1
Revenues Before Reimbursable Items
1,199,922 1,133,015 5.9
90,893 81,180 12.0
Operating Income
267,821 232,738 15.1
60,312 58,148 3.7
Net Income Attributable to TSYS
Common Shareholders
183,418 160,684 14.1
2,451.8 2,220.7 10.4
Total Cardholder Transactions (in millions)
7,108.2 6,297.7 12.9
$0.32 $0.30 5.7
Earnings Per Share
Attributable to TSYS Common
Shareholders
$0.97 $0.83 16.6
YTD
2012
YTD
2011
Percent
Change
(in thousands, except per share data)
3
rd
Qtr
2012
3
rd
Qtr
2011
Percent
Change

©2012 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
2012 YTD Revenue Change
Revenues Before Reimbursable Items

5.8%
Internal
Growth
New
Clients
3.1%
Acquisitions
(3.9%)
Reported
5.9%
Currency
(0.5%)
1.4%
Lost Business,
Non-recurring
Items and
Price
Compression
10%
15%
5%
0%

©2012 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
Consumer Credit
195.0 194.2 0.4 195.0 199.4 (2.2
)
Government
Services
48.8 32.6 49.7 48.8 30.8 58.3
Retail
24.1 23.2 4.1 24.1 25.2 (4.1
)
Total Consumer
267.9 250.0 7.2 267.9 255.4 4.9
Commercial
36.3 33.4 8.7 36.3 36.1 0.4
Other
11.1 7.0 58.0 11.1 9.6 16.0
Subtotal
315.3 290.4 8.6 315.3 301.1 4.7
Prepaid /
Stored Value
114.3 75.8 50.7 114.3 105.4 8.5
Commercial Card
Single Use
36.8 26.2 40.6 36.8 34.0 8.3
Total AOF
466.4 392.4 18.9 466.4 440.5 5.9
Consolidated Accounts on File Portfolio Summary
(in millions)
Sep
2012
Sep
2011
%
Change
Sep
2012
Jun
2012
%
Change

©2012 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
Key Drivers
3Q 2012 Year Over Year
Segment Financial Highlights
• Strong internal growth
• Increased volumes
• Pricing concessions
North America
Services

• Total accounts on file were 413.4 million, an
increase of 20.9%
• Excluding prepaid and single use, accounts on
file were 264.1 million, an increase of 9.7%
• Total cardholder transactions were 2,036.6
million, an increase of 9.5%
Volumes
Revenues
$237.6 million
Decrease of 2.6%
Excluding Reimbursables
$203.5 million
Decrease of 1.3%
Operating Income
$69.6 million
Increase of 2.3%
Operating Margin
29.3%
Excluding Reimbursables
34.2%
Same Client Transactions
2,010.7 million
Increase of 9.9%

©2012 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
3Q 2012 Year Over Year
Segment Financial Highlights
• Strong internal growth
• Deconversion fee
• Conversion of new clients
• Dedication of more internal resources,
previously shared between our North America
and International segments

Key Drivers
International
Services
Volumes
• Accounts on file were 53.0 million, an increase
of 4.9%
• Total cardholder transactions were 415.1
million, an increase of 15.1%
Revenues
$102.7 million
Increase of 2.8%
Constant currency basis
$105.3 million
Excluding Reimbursables
Increase of 2.1%
Operating Income
$7.7 million
Decrease of 6.7%
Operating Margin
7.5%
Excluding Reimbursables
7.9%
Same Client Transactions
390.7
million
Increase of 11.4%
$98.2 million

©2012 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
Merchant
Services
• Upward trends in transaction volumes
• Strong dollar volume growth in direct acquiring
• Acquisition of Central Payment

Key Drivers
Volumes
• Point-of-Sale Transactions were 1,225.1
million, a decrease of 3.0%
• Excluding deconverted clients, Point-of-Sale
Transactions increased 9.5%
3Q 2012 Year Over Year
Segment Financial Highlights
Revenues
$132.7 million
Increase of 8.0%
Excluding Reimbursables
$107.8 million
Increase of 15.6%
Operating Income
$34.5 million
Increase of 26.0%
Operating Margin
26.0%
Excluding Reimbursables
32.0%

©2012 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
Cash Flow Strength:
2012 TTM Consolidated Financial Highlights
$529
$473
$356
$249
$357
$0
$75
$150
$225
$300
$375
$450
$525
$600
EBITDA Cash flow from operations Free cash flow Net income Ending cash
(in millions)

TTM = Trailing Twelve Months

$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
2010
2011
2012YTD
Acquisitions
Share Repurchase
Dividends

TSYS

©2012 Total System Services, Inc.® Proprietary. All rights reserved worldwide. Deployment of Capital 2010-2012YTD (in millions) 13 $251 $389 $186

©2012 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
Closing Share Price
$  23.70 $  19.56 $4.14 $  23.70 $  16.93 $6.77
Dividends
$0.30 $0.40
Total return
$4.44 $7.17
Shareholder return
22.70% 42.35%
Shareholder Return

Sep 30,
2012
Dec 31,
2011
Sep 30,
2012
Sep 30,
2011
Shareholder
Return
Shareholder
Return
Nine Months
Trailing
Twelve Months

Appendix

©2012 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
Appendix Non-GAAP Reconciliation –
Revenues Before Reimbursable Items
(in thousands)

9/30/12 9/30/11 9/30/12 9/30/11
Three Months Ended Twelve Months Ended
Total Revenues $  468,059  $  459,747  $  1,391,872  $  1,336,732
Reimbursable Items 62,007 69,585 191,950 203,717
Revenues Before Reimbursable Items $   406,052 $   390,162 $   1,199,922 $   1,133,015

Three Months Ended
9/30/12        9/30/11
Three Months Ended
9/30/12        9/30/11
Three Months Ended
9/30/12       9/30/11
Operating Income (a) $  69,561      $  68,016      $  7,725      $  8,279      $  34,508      $  27,398
Total Revenues (b) 237,625 243,899 102,691 99,891 132,746 122,933
Reimbursable Items 34,128 37,812 4,507 3,752 24,960 29,713
Revenues Before
Reimbursable Items(c) 203,497 206,087 98,184 96,139 107,786 93,220
Operating Margin (a)/(b) 29.27% 27.89% 7.52% 8.29% 26.00% 22.29%
Operating Margin Excluding Reimbursables (a)/(c) 34.18% 33.00% 7.87% 8.61% 32.02% 29.39%
Appendix Non-GAAP Reconciliation – Segment
Operating Margin Excluding Reimbursable Items
North America International Merchant
(in thousands)

©2012 Total System Services, Inc.® Proprietary. All rights reserved worldwide.

©2012 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
Nine
Months Ended
9/30/12        9/30/11
Percentage
Change
Three
Months Ended
9/30/12        9/30/11
Percentage
Change
Appendix Non-GAAP Reconciliation –
Constant Currency
(1) Reflects current period results on a non-GAAP basis as if foreign currency rates did not change from the comparable prior year period.
(2) Reflects the impact of calculated changes in foreign currency rates from the comparable period.
(in thousands)
Consolidated:
Constant Currency (1) $ 470,470 $ 459,747 2.3% $1,397,952 $ 1,336,732 4.6%
Foreign Currency (2) (2,411) --- (6,080) ---
Total Revenues $468,059 $459,747 1.8% $1,391,872 $1,336,732 4.1%
International Services:
Constant Currency (1) $ 105,290 $ 99,891 5.4% $ 313,007 $ 288,271 8.6%
Foreign Currency (2) (2,599) --- (6,541) ---
Total Revenues $102,691 $99,891 2.8% $306,466 $288,271 6.3%

©2012 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
Appendix Non-GAAP Reconciliation – EBITDA
Trailing Twelve
Months Ended
9/30/2012
(in thousands)

Net Income $     248,580
Adjusted for:
Deduct: Equity in Income of Equity Investments (8,216)
Add: Income Taxes 113,831
Add: Nonoperating expense 3,344
Add: Depreciation and Amortization 171,091
EBITDA $    528,630

Appendix Non-GAAP Reconciliation – Free Cash
Flow
Trailing Twelve
Months Ended
9/30/2012
Cash Flows from Operating Activities $     472,641
Less:
Purchase of Property and Equipment (33,113)
Additions to Licensed Computer Software from Vendors (28,854)
Additions to Internally Developed Computer Software (19,753)
Additions to Contract Acquisition Costs (34,817)
Free Cash Flow $     356,104
(in thousands)

©2012 Total System Services, Inc.® Proprietary. All rights reserved worldwide.